                                                       Exhibit 24

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933


     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under one or more of the Putnam Profit-Sharing Plan of the Company, the Putnam Stock Option Plan of the Company and the Putnam Incentive Stock Option Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: August 8, 1995
       New York, New York


/s/ Richard Barth
______________________________
Richard Barth

               THE BANK OF NEW YORK COMPANY, INC.
           POWER OF ATTORNEY FOR REGISTRATION STATEMENT
           ON FORM S-8 UNDER THE SECURITIES ACT OF 1933


     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under one or more of the Putnam Profit-Sharing Plan of the Company, the Putnam Stock Option Plan of the Company and the Putnam Incentive Stock Option Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: August 8, 1995
       New York, New York


/s/ Frank Biondi, Jr.
______________________________
Frank Biondi, Jr.

                THE BANK OF NEW YORK COMPANY, INC.
           POWER OF ATTORNEY FOR REGISTRATION STATEMENT
           ON FORM S-8 UNDER THE SECURITIES ACT OF 1933


     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under one or more of the Putnam Profit-Sharing Plan of the Company, the Putnam Stock Option Plan of the Company and the Putnam Incentive Stock Option Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: August 8, 1995
       New York, New York


/s/ William R. Chaney
______________________________
William R. Chaney

                THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933


     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under one or more of the Putnam Profit-Sharing Plan of the Company, the Putnam Stock Option Plan of the Company and the Putnam Incentive Stock Option Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: August 8, 1995
       New York, New York


/s/ Samuel F. Chevalier
______________________________
Samuel F. Chevalier

                THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933


     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under one or more of the Putnam Profit-Sharing Plan of the Company, the Putnam Stock Option Plan of the Company and the Putnam Incentive Stock Option Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: August 8, 1995
       New York, New York


/s/ Ralph E. Gomory
______________________________
Ralph E. Gomory

               THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933


     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under one or more of the Putnam Profit-Sharing Plan of the Company, the Putnam Stock Option Plan of the Company and the Putnam Incentive Stock Option Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: August 8, 1995
       New York, New York


/s/ Alan R. Griffith
______________________________
Alan R. Griffith

               THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933


     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under one or more of the Putnam Profit-Sharing Plan of the Company, the Putnam Stock Option Plan of the Company and the Putnam Incentive Stock Option Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: August 8, 1995
       New York, New York


/s/ John C. Malone
______________________________
John C. Malone

               THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933


     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under one or more of the Putnam Profit-Sharing Plan of the Company, the Putnam Stock Option Plan of the Company and the Putnam Incentive Stock Option Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: August 8, 1995
       New York, New York


/s/ Donald L. Miller
______________________________
Donald L. Miller

               THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933


     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under one or more of the Putnam Profit-Sharing Plan of the Company, the Putnam Stock Option Plan of the Company and the Putnam Incentive Stock Option Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: August 8, 1995
       New York, New York


/s/ Martha T. Muse
______________________________
Martha T. Muse

               THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933


     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under one or more of the Putnam Profit-Sharing Plan of the Company, the Putnam Stock Option Plan of the Company and the Putnam Incentive Stock Option Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: August 8, 1995
       New York, New York


/s/ Catherine A. Rein
______________________________
Catherine A. Rein

               THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933


     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under one or more of the Putnam Profit-Sharing Plan of the Company, the Putnam Stock Option Plan of the Company and the Putnam Incentive Stock Option Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: August 8, 1995
       New York, New York


/s/ Thomas A. Renyi
______________________________
Thomas A. Renyi

                THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933


     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under one or more of the Putnam Profit-Sharing Plan of the Company, the Putnam Stock Option Plan of the Company and the Putnam Incentive Stock Option Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: August 8, 1995
       New York, New York


/s/ Harold E. Sells
______________________________
Harold E. Sells

                  THE BANK OF NEW YORK COMPANY, INC.
          POWER OF ATTORNEY FOR REGISTRATION STATEMENT
          ON FORM S-8 UNDER THE SECURITIES ACT OF 1933


     The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints Alan R. Griffith, Thomas A. Renyi, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-8, or such appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued under one or more of the Putnam Profit-Sharing Plan of the Company, the Putnam Stock Option Plan of the Company and the Putnam Incentive Stock Option Plan of the Company together with any interests to be offered or sold pursuant to such plans.

Dated: August 8, 1995
       New York, New York


/s/ W.S. White
______________________________
W.S. White